SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 15, 2011
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RESEARCH FRONTIERS INCORPORATED
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	1-9399	11-2103466
(STATE OR OTHER JURISDICTION	(COMMISSION FILE NUMBER)	(IRS EMPLOYER
OF INCORPORATION)		IDENTIFICATION NO.)

240 CROSSWAYS PARK DRIVE
WOODBURY, NEW YORK 11797-2033
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (516) 364-1902

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On December 15, 2011, Daimler AG announced that their new Mercedes-Benz SL luxury roadster will offer the MAGIC SKY CONTROL panoramic glass roof as an option. Research Frontiers also issued a press release on December 15, 2011 about this and announced that it would be conducting a conference call to discuss this positive development further on December 21, 2011.

As noted in the press release, the MAGIC SKY CONTROL feature uses patented SPD-SmartGlass technology developed by Research Frontiers Inc. to give drivers and passengers the ability to change the tint of their car’s roof from dark to clear instantly with the press of a button.

The Mercedes-Benz SL roadster is the second large-scale series production vehicle to offer MAGIC SKY CONTROL with SPD-Smart technology. In January 2011, Daimler introduced the new Mercedes-Benz SLK as the first car to offer this innovative feature.

In today’s press release, Daimler describes the MAGIC SKY CONTROL feature and its comfort-enhancing and heat-rejecting characteristics: “The sixth generation of the SL also offers a vario-roof that can be retracted into the boot using an electrohydraulic mechanism to save space, which converts the SL in a few seconds into a roadster or a coupé, depending on the driver's wishes and the weather. Unlike its predecessor, three versions are available for the new SL: painted, with glass roof or with the unique panoramic vario-roof with MAGIC SKY CONTROL. The transparent roof switches to light or dark at the push of a button. When light it is virtually transparent, offering an open-air experience even in cold weather. In its dark state the roof provides welcome shade and prevents the interior from heating up in bright sunlight. The frame of the three roof versions is made of magnesium, making the roofs around six kilograms lighter than the roof on the predecessor, thus providing a lower centre of gravity for the vehicle and, in turn, better agility. The engineers have refined the operating mechanism for the roof and boot lid. It now takes less than 20 seconds to open or close the roof completely.”

More details about the new Mercedes-Benz SL and the MAGIC SKY CONTROL feature with SPD-Smart technology are available from Daimler’s press release. Photos of the Mercedes-Benz SL are available from Daimler’s website. Mercedes has indicated that the new SL can be ordered starting today.

Research Frontiers will host a conference call at 4:30 pm EST on Wednesday, December 21, 2011 to discuss the beneficial impact to the Company of this development and to answer shareholders’ questions. Shareholders and other interested parties may participate in the conference call by dialing 1-412-858-4600 and request to be connected to the “Research Frontiers Conference Call.” For those unable to participate in the live conference call, a replay will be available for 60 days beginning December 23, 2011 in the Investors section of Research Frontiers’ website at www.SmartGlass.com.

Mercedes-Benz put the MAGIC SKY CONTROL SPD-SmartGlass roof through rigorous durability and performance testing in some of the most extreme conditions on Earth. This included testing in the arctic cold of Scandinavia (with temperatures below -22ºF/-30ºC) and the blistering desert heat of Death Valley, California (with temperatures exceeding 122ºF/50ºC).

The MAGIC SKY CONTROL feature using SPD-Smart light-control technology allows drivers many benefits including the ability to create the open-air feeling of a roadster even when the weather does not permit one to open the roof. It also blocks over 99% of harmful UV radiation and substantially reduces heat inside the vehicle. Test data published by Mercedes-Benz shows the ability of the roof to reduce sun exposure to 1/20th of direct exposure levels (from over 1,000 watts/square meter to less than 50 watts/square meter). When compared to conventional automotive glass, Mercedes-Benz reported that the use of SPD-SmartGlass significantly reduces the temperature inside the vehicle by up to 18ºF/10ºC. This increases passenger comfort and reduces air conditioning loads, thereby saving fuel and reducing CO2 emissions.

Research Frontiers holds approximately 500 patents and patent applications worldwide on its SPD-Smart light-control technology, and licenses it to 39 companies, including most of the world’s leading automotive glass manufacturers.

Joseph M. Harary, President and CEO of Research Frontiers noted: “We are extremely pleased that Daimler has chosen to extend the use of our SPD-SmartGlass technology to another vehicle in their product line. Almost all of the automotive press has responded with glowing accolades for the MAGIC SKY CONTROL feature, and we look forward to further adoption of SPD-SmartGlass within the automotive industry.”

Details are noted in the press releases attached as exhibits to this report. These press releases are also available on the Company's website at www.SmartGlass.com and at various other places on the internet.

This report and the press releases referred to herein may include statements that may constitute "forward-looking" statements as referenced in the Private Securities Litigation Reform Act of 1995. Those statements usually contain words such as "believe", "estimate", "project", "intend", "expect", or similar expressions. Any forward-looking statements are made by the Company in good faith, pursuant to the safe-harbor provisions of the Act. These forward-looking statements reflect management's current views and projections regarding economic conditions, industry environments and Company performance. Factors, which could significantly change results, include but are not limited to: sales performance, expense levels, competitive activity, interest rates, changes in the Company's financial condition and several business factors. Additional information regarding these and other factors may be included in the Company's quarterly 10-Q and 10K filings and other public documents, copies of which are available from the Company on request. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this report.

The information in this Form 8-K or the press releases reproduced herein shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1	Daimler AG Press Release dated December 15, 2011.

99.2	Research Frontiers Press Release dated December 15, 2011.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESEARCH FRONTIERS INCORPORATED

/s/ Joseph M. Harary
By: Joseph M. Harary
Title: President and CEO

Dated: December 15, 2011